Exhibit 10.10

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated [●], 2021, is by and among (i) SDCL EDGE Acquisition Corporation, a Cayman Islands exempted company (the “SPAC”), (ii) SDCL EDGE Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) [●] (the “Investor”).

WHEREAS, in connection with the initial public offering (the “IPO”) of units (the “Public Units”) of the SPAC, the Investor has expressed an interest in acquiring up to 2,000,000 Public Units in the IPO, each comprising one share of the Issuer’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of a redeemable warrant (each, a “Warrant”), where each whole Warrant is initially exercisable for one Class A Ordinary Share at an exercise price of $11.50 per Class A Ordinary Share, at a price of $10.00 per unit (altogether, the “IPO Indication”).

WHEREAS, the parties wish to enter into this Agreement pursuant to which the Investor will purchase from the Sponsor Class B ordinary shares, par value $0.0001 per share, of the SPAC (the “Founder Shares”) for the same value paid by the Sponsor, or approximately $0.005 per share.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Sale and Purchase

(a) In connection with the IPO Indication the Sponsor hereby agrees to sell to the Investor 503,125 Founder Shares (such shares, the “Transferred Shares”) for an aggregate purchase price of $2,500.00 (the “Transfer Price”) on the date hereof, and the Investor hereby agrees to purchase the Transferred Shares (the “Transfer”). Concurrently with the Transfer, in consideration for the transfer of the Transferred Shares, the Investor shall pay $2,500.00 to the Sponsor in immediately available funds.

(b) Subject to the Investor’s payment of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Transfer shall occur and be effective as of the date hereof, automatically and without any action of any other party hereto.

(c) In the event that the Investor fails to fulfil the IPO Indication (which shall include the acquisition of 100% of the units of the SPAC allocated to the Investor by the underwriters in the IPO) the Transferred Shares shall be transferred at the Transferred Price to the Sponsor.

Section 2. Forfeiture of Founder Shares and Redemption Rights

(a) The Investor hereby irrevocably and unconditionally agrees to the Company satisfying any forfeiture requirement of Founder Shares in any circumstances, including, but not limited to, an over-allotment exercise or a change in investment by the Sponsor’s officers or managing entity to facilitate an initial Business Combination, resulting in the forfeiture, repurchase or surrender of Founder Shares.

(b) In the event that the Investor sells any Public Units or underlying Class A Ordinary Shares (including Class A Ordinary Shares exercised pursuant to a Warrant) prior to the closing of the initial business combination, the Investor hereby irrevocably and unconditionally agrees to transfer the Transferred Shares to the Sponsor at the Transferred Price, in an amount equal to the ratio of number of Public Units purchased by the Investor in the IPO minus the number of Public Units or Class A Ordinary Shares held by the Investor immediately prior to the closing of the initial Business Combination and the number of Public Units purchased by the Investor in the IPO.

Section 3. Representations and Warranties of the SPAC

The SPAC hereby represents and warrants to the Investor, as follows:

(a) The SPAC has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the SPAC and constitutes a legal, valid and binding obligation of the SPAC enforceable against the SPAC in accordance with its terms.

(c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the SPAC is a party or by which the SPAC is bound, or any decree, order, statute, rule or regulation applicable to the SPAC.

Section 4. Representations and Warranties of the Sponsor

The Sponsor hereby represents and warrants to the Investor, as follows:

(a) The Sponsor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms.

(c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or any decree, order, statute, rule or regulation applicable to the Sponsor.

Section 5. Representations and Warranties of the Investor

The Investor hereby represents and warrants to the SPAC and the Sponsor, as follows:

(a) The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b) This Agreement has been duly and validly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms.

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(c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the Investor is a party or by which the Investor is bound, or any decree, order, statute, rule or regulation applicable to the Investor.

(d) The Investor is a "qualified institutional buyer” as that term is defined in Rule 144A of the Securities Act of 1933, as amended or an "accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Section 6. Miscellaneous

(a) This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of New York.

(b) This Agreement may not be amended, modified or waived without the written consent of all the parties hereto.

(c) The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of all the other parties hereto.

(d) From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver such additional documents and instruments and take such further lawful action as may be necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(e) Any term or provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person intended to be benefited by such provision or any other provisions of this Agreement.

(f) This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

INVESTOR:

[●]

By:
	Name:	[●]
	Title:	[●]

[Signature Page to the Investment Agreement]

SPAC:

SDCL EDGE Acquisition Corporation

By:
Name:
Title:

[Signature Page to the Investment Agreement]

SPONSOR:

SDCL EDGE SPONSOR LLC

By:	SDCL EDGE Sponsor Participation LLP,
its managing member

By:
Name:
Title:

[Signature Page to the Investment Agreement]